UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2006

FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio		44308

(Address of principal executive offices)		(Zip Code)

(330) 996-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
     On November 3, 2006, the Audit Committee of the Board of Directors of FirstMerit Corporation (the “Company”) approved the engagement of Ernst & Young LLP (“E&Y”) as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2007, and dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered accounting firm of the Company on November 3, 2006. PwC’s dismissal will become final upon completion of its procedures on the Company’s financial statements as of and for the fiscal year ending December 31, 2006, and the Form 10-K for the year ending December 31, 2006.
     During the years ended December 31, 2005 and 2004, and through November 3, 2006, the Company did not consult E&Y regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
     The reports of PwC on the Company’s financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
     During the years ended December 31, 2005 and 2004, and through November 3, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years. During the years ended December 31, 2005 and 2004, and through November 3, 2006, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) with respect to the Company.
     The Company requested PwC to furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
     The Company has provided a copy of the foregoing disclosure to E&Y and provided E&Y with an opportunity to furnish a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views or the respects in which it does not agree with the statements made by the Company. E&Y has advised the Company that it has reviewed the foregoing disclosures and has no basis on which to submit such a letter addressed to the Commission in response to Item 304 of Regulation S-K.
ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.
     On November 3, 2006, the Company sent a notice to its directors and executive officers pursuant to Rule 104(b)(2) of Regulation BTR with respect to a blackout period for the

FirstMerit Corporation and Affiliates Employees’ Salary Savings Retirement Plan. The notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. FirstMerit Corporation received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on November 1, 2006.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit Number	Description

16.1	Letter dated November 7, 2006, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

99.1	FirstMerit Corporation Notice of Blackout Period dated November 3, 2006

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
By:	/s/ Terrence E. Bichsel
Terrence E. Bichsel
Executive Vice President and Chief Financial Officer

Date: November 7, 2006

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